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                                                                   EXHIBIT 10(f)


                                 LOAN AGREEMENT




                                     between




                        RESOURCES PENSION SHARES 5, L.P.
                                     Lender



                                       and



                        OLIVEYE HOTEL LIMITED PARTNERSHIP
                                    Borrower




                         Dated: as of October ___, 1997




                               Property Location:

                             The Crowne Plaza Hotel
                              15 West Sixth Street
                                Cincinnati, Ohio











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
                                 LOAN AGREEMENT


                  This LOAN AGREEMENT (this "Agreement") dated as of October 31, 1997, between OLIVEYE HOTEL LIMITED PARTNERSHIP, an Ohio limited partnership having an address c/o Continental Realty Corp., One Boca Plaza, 2255 Glades Road, 223 Atrium, Boca Raton, Florida 33431 ("Borrower"), and RESOURCES PENSION SHARES 5, L.P., a Delaware limited partnership having an address c/o Wexford Management LLC, at 411 West Putnam Avenue, Greenwich, Connecticut 06830 ("Lender").

                              W I T N E S S E T H:

                  WHEREAS, Lender is concurrently herewith making a loan to Borrower in the original principal amount of $6,500,000 (the "Loan") secured by a mortgage lien on, and security interest in, Borrower's interest in and to the real and personal property comprising the hotel commonly known as the Crowne Plaza Hotel located at 15 West Sixth Street, Cincinnati, Ohio (such real and personal property as more particularly described in and defined in the Mortgage (as defined below) sometimes referred to herein as the "Mortgaged Property");

                  WHEREAS, the Loan is to be evidenced by a certain Mortgage Note dated the date hereof made by Borrower in favor of Lender (hereafter, together with any and all subsequent renewals, extension, substitutions, modifications and consolidations of the indebtedness evidenced by the Mortgage Note, sometimes referred to as the "Note") and to be secured by, among other things, (i) an Open-End Mortgage, Assignment of Leases and Rents and Security Agreement dated as of the date hereof from Borrower to Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Mortgage"); (ii) an Assignment of Leases and Rents dated as of the date hereof from Borrower to Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Assignment"); (iii) an Environmental Indemnity Agreement dated as of the date hereof from Borrower, Oliveye Office Limited Partnership ("Oliveye Office") and Emanuel Organek ("Organek") in favor of Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Environmental Agreement"); (iv) a Security
Agreement dated as of the date hereof from Borrower to Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Security Agreement"); (v) an Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals dated as of the date hereof from Borrower to Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Contracts Assignment");
(vi) an Improvements Escrow and Security Agreement dated as of the date hereof from Borrower in favor of Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Improvements Escrow Agreement"); (vii) a Note Payment Reserve and Security Agreement dated as of the date hereof from Borrower in favor of Lender (hereafter, together with any and all subsequent restatements, amendments, supplements and modifications thereof, sometimes referred to as the "Note Payment Reserve Agreement") and (viii) UCC Financing

Statements executed by Borrower, as debtor, and Lender, as secured party, to perfect the security interests granted in the Mortgage and the Security Agreement (the "Financing Statements"); the Note, this Agreement, all of the foregoing security documents and all other documents executed or delivered in connection with the Loan (including, without limitation, any and all restatements, amendments, supplements and modifications of any such documents hereafter executed or delivered in connection with the Loan, collectively, the "Loan Documents"); and

                  WHEREAS, Lender and Borrower have agreed to enter into this Agreement to memorialize their understanding regarding their respective rights and obligations in respect of the Loan.

                  NOW, THEREFORE, in consideration of the making of the Loan and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

                  1.       Defined Terms

                  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Mortgage. In addition, the following terms shall have the following meanings:

                  "Affiliate" shall mean with respect to the person in question, any immediate family member of such person (if a natural person) and any person that directly, or indirectly through one or more intermediaries, controls or is controlled by or under common control with such person. For purposes of the foregoing, "control" shall mean the possession directly or indirectly of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative thereto.

                  "Closing Date" shall mean the date upon which the Loan is closed and the proceeds thereof paid by Lender to Borrower pursuant to the terms of this Agreement, the Note and the other Loan Documents.

                  "Debt Service Coverage Ratio" shall mean the ratio of (i) the NOI produced by the operation of the Mortgaged Property during the 6 calendar month period immediately preceding the calculation to(ii) the payments of principal and interest due under this Loan Agreement and the Note for the 6 calendar month period immediately following the calculation. For the purpose of determining Debt Service Coverage Ratio, the then balance of the Note Payment Reserve established under Section 6 below shall be treated as part of NOI for the 6 calendar month period immediately preceding the calculation.

                  "Default Rate" means the rate of interest payable from and after the occurrence of an Event of Default, as more particularly described in the Note.

                  "Expenses" means the aggregate of the following items actually incurred and paid by Borrower during the 6 month period for which the NOI is to be calculated (except that capital expenses and reserves set forth in subsection
(viii) below shall be adjusted to reflect projected adjustments for the subsequent 6 month period beginning on the date on which the NOI is to be calculated):

                           (i) Taxes and Other Charges;

                           (ii) sales, use and personal property taxes;

                           (iii) management fees of not less than two (2%) percent of the gross income derived from the operation of the Mortgaged Property and disbursements;

                           (iv) wages, salaries, pension costs and all fringe and other employee-related benefits and expenses;

                           (v) franchise fees and other fees due under the Franchise Agreement;

                           (vi) Insurance Premiums;

                           (vii)   the  cost  of   utilities,   and  all   other
         administrative, management, ownership, operating, leasing and maintenance expenses incurred in connection with the operation of the Mortgaged Property;

                           (viii) the cost of necessary repair or replacement of existing improvements on the Mortgaged Property with repairs or replacements of like kind and quality or such kind or quality that is necessary to maintain the Mortgaged Property to the same standards as competitive properties of similar size and location to the Mortgaged Property or that are required under the Franchise Agreement together with adequate reserves for the repair and replacement of capital improvements on the Mortgaged Property;

                           (ix) the cost of replacement of Equipment with Equipment of like kind and quality or of such kind or quality that is necessary to maintain the Mortgaged Property to the same standards as competitive properties of similar size and location to the Mortgaged Property or that are required under the Franchise Agreement;

                           (x) the cost of any other maintenance materials, HVAC repairs, parts and supplies, and equipment;

                           (xi) any and all condominium fees, assessments and expenses paid by Borrower with regard to the Mortgaged Property; and

                           (xii)  all   replacement   reserves   established  by
         Borrower for capital and non-capital items as are normally required to be maintained with regard to the operation of a hotel.

                  "Franchise Agreement" means the Holiday Inn Crowne Plaza Conversion License Agreement dated September 30,1994 between Borrower and Holiday Inns Franchising, Inc. (together with such amendments, supplements or modifications thereto as may be approved by Lender) or any subsequent franchise agreement which Borrower enters into with another franchisor, subject to Lender's express, prior written approval thereof, in its sole and absolute discretion, pursuant to which Borrower has the right to operate the hotel located on the Mortgaged Property under a name and/or hotel system controlled by such franchisor.

                  "Franchisor" means Holiday Inns Franchising, Inc., or any other Franchisor with which Borrower has entered into a Franchise Agreement, subject to Lender's express, prior written approval of such Franchisor, in its sole and absolute discretion, with regard to operating the Hotel on the Mortgaged Property under a name and/or hotel system controlled by such Franchisor.

                  "Indemnitor" means each of Organek and Oliveye Office.

                  "Loan-to-Value Ratio" means the ratio of: (i) the Debt, plus all other debt (or other liquidated economic obligations) which are then outstanding and secured by the Mortgaged Property, to (ii) the appraised value of the Mortgaged Property as estimated by an appraiser reasonably acceptable to Lender.

                  "Management   Agreement"  shall  mean  one  of  the  following
(depending upon which one of the following such management agreements is in effect at the relevant time):

                           (i) the existing Hotel Management Agreement, in effect as of the date of this Agreement, by and between Borrower and Cincinnati Innkeepers, Inc., an Ohio corporation ("Cincinnati Innkeepers") dated October 16, 1994, relating to the operation of the Hotel located on the Mortgaged Property by Cincinnati Innkeepers (this Management Agreement shall be hereinafter individually referred to as the "Existing Management Agreement"); and

                           (ii) the new Management Agreement which Borrower is covenanting in this Agreement to make and enter into within one hundred twenty (120) days after the date of this Agreement (which such new Management Agreement shall be in form and substance satisfactory to Lender, in its sole and absolute discretion, and subject to its prior, written approval thereof) with a new experienced third party hotel management company other than Cincinnati Innkeepers, Inc., or any of its Affiliates, (the "New Manager") as to which Lender has given its prior, written approval, in its sole and absolute discretion, pursuant to which such New Manager will operate the Hotel located on the Mortgaged Property in lieu and instead of Cincinnati Innkeepers (this new Management Agreement to be hereinafter entered into by the Borrower and such New Manager shall be hereinafter individually referred to as the "New Management Agreement").

                  "NOI" means the gross income derived from the operation of the Mortgaged Property less Expenses. NOI shall include only Rents and such other income, including any rent loss, business interruption or business income insurance proceeds, vending or concession income, late fees, forfeited security deposits and other miscellaneous tenant charges, which are actually received and Expenses actually incurred and paid during the period for which the NOI is being calculated, as set forth on operating statements satisfactory to Lender. NOI shall be calculated on a cash basis in accordance with generally accepted accounting principles consistently applied, based on the Uniform System of Accounts.

                  "Second Mortgage Security Documents" means collectively any promissory note, second mortgage encumbering the Mortgaged Property and any such other documents hereafter granted, executed and delivered by Borrower to the New Manager, or its Affiliates as a second mortgage lender to secure the repayment of a certain second mortgage loan hereafter made by the New Manager, or its Affiliate to Borrower pursuant to the permission granted to Borrower to obtain such a second mortgage loan, subject to Lender's prior approval of the terms, conditions and documentation thereof, in accordance with the provisions of
Section 10(d) of this Agreement, below, up to a maximum principal amount of $2,050,000 ("Second Mortgage Loan"), including, without limitation, any and all restatements, amendments, supplements and modifications of any such documents hereafter executed or delivered in connection with the Second Mortgage Loan.

                    "Uniform System of Accounts" has the meaning set forth in Section 9(f) hereof.

                  2.       Conditions of Closing and Disbursement

                  Lender's obligation to close the Loan and disburse the proceeds thereof is subject to the fulfillment to Lender's satisfaction on or before the Closing Date of each of the following conditions:

                  (a) Execution and Delivery of Loan Documents. Each of the Loan Documents, in form and substance satisfactory to Lender in its sole discretion, shall have been duly authorized, executed and delivered to Lender by the respective parties thereto.

                  (b) Recording and Filing. The Mortgage and the Assignment shall have been duly recorded in the Office of the Recorder of Hamilton County, Ohio and any other offices in which such filing is necessary in order to cause such documents to be enforceable as against third parties and to cause the Mortgage to be a valid first lien upon the Mortgaged Property and the Assignment to be a valid first assignment of leases, rents, income and profits from the Mortgaged Property subject only to those easements, agreements and restrictions which have been approved by the Lender and are set forth in the Title Policy (as defined in Section 2(c) below) (the "Permitted Encumbrances"). The Financing Statements shall have been duly filed in any offices in which such filing is necessary in order to perfect the security interests granted in the Mortgage, the Security Agreement and other Loan Documents.

                  (c)  Title  Evidence.  Lender  shall  have  received  a  title insurance policy (the "Title Policy") which complies with Lender's title insurance requirements and which is issued by Lawyer's Title Insurance Company (the "Title Company") through Insured Land Title Agency Limited Partnership (the "Title Agent") setting forth in Schedule B, Section II thereof only the Permitted Encumbrances with an ALTA Endorsement Form 6 (Variable Rate Mortgage Endorsement), an access endorsement, a comprehensive endorsement, a condominium endorsement, a survey endorsement, a tax sale endorsement and a usury endorsement and such other endorsements as Lender shall require in its sole discretion, insuring the lien of the Mortgage with respect to the Mortgaged Property. Lender shall also have received UCC search reports, in form and substance satisfactory to Lender, from each office in which the Financing Statements are filed in accordance with Section 2(a) hereof, showing that no financing statements have been filed with respect to the collateral covered by the Financing Statements.

                  (d) Opinion of Counsel. Lender shall have received a favorable opinion of counsel from counsel to Borrower acceptable to Lender, in form and substance acceptable to Lender, addressed to Lender relating to such matters as Lender may require, which shall be substantially in the form attached to this Agreement as Schedule 1.

                  (e) Survey. Lender shall have received a survey of the Mortgaged Property in form and substance satisfactory to Lender and certified to Lender, the Title Agent and the Title Company by an independent surveyor or engineer licensed by the State of Ohio, selected by Borrower and acceptable to Lender, showing the matters required to be shown by the Minimum Standard Detail Requirements for Land Title Surveys promulgated by the American Land Title Association and the American Congress of Surveying and Mapping in 1992, including items 1, 3, 4, 6, 7(a), 7(b)(1), 7(c), 8, 9, 10, 11 and 13 of Table A
thereof and complying with the accuracy requirements for an urban survey. The survey shall in all respects be satisfactory to Lender, the Title Agent and the Title Company.

                  (f) Contracts and Leases. Borrower shall have furnished to Lender and Lender, exercising its sole discretion, shall have approved, true and complete copies of (i) the Management Agreement, (ii) the Franchise Agreement and (iii) all Leases, including, a current certified rent roll describing, among other things, the rental, term, security deposits and other items as Lender may require with respect to the Leases. In addition, Lender shall have received a Consent and Recognition Agreement, in form and substance satisfactory to Lender in its sole discretion, duly executed by Manager and Borrower with respect to the Management Agreement and duly executed by Franchisor and Borrower with respect to the Franchise Agreement.

                  (g) Policies of Insurance. Borrower, at Borrower's expense, shall have furnished to Lender policies of insurance, in amounts, form and substance and bearing endorsements satisfactory to Lender, providing all of the insurance coverages required pursuant to the Mortgage.

                  (h) Financial Information. Lender shall have received and approved the most recent, available financial statements of Borrower and each Indemnitor. All such financial statements shall be acceptable to Lender in such detail and form as Lender may request and shall show no material adverse change in the business and financial condition of Borrower or any Indemnitor from that previously represented to Lender.

                  (i) Loan Fees and Expenses. Lender shall have received payment of the Loan Fee, as provided in Section 4 hereof. Borrower shall have paid all costs paid or incurred by Lender or Borrower in connection with the closing of the Loan, including without limitation, all appraisal and inspection fees, Lender's attorneys' fees, all fees and costs of the Title Insurance Agent, the Title Insurance Company, the surveyor, the environmental consultant, Borrower's liability and property insurance agents and/or underwriters and recording fees.

                  (j) Environmental Assessment. Borrower shall have furnished to Lender an environmental site assessment of the Mortgaged Property satisfactory to Lender in all respects issued by an environmental engineer reasonably satisfactory to Lender.

                  (k) Appraisal. Lender shall have received an appraisal of the Property satisfactory to Lender in all respects and is issued by an appraiser reasonably satisfactory to Lender.

                  (l) Organizational Documents and Resolutions. Borrower shall have furnished to Lender and Lender, exercising its sole discretion, shall have approved (i) certified copies of all organizational documents relating to
Borrower and Oliveye Office and their respective general partners, (ii) certified copies of resolutions of Borrower and Oliveye Office and their respective general partners authorizing, to the extent applicable, all borrowings hereunder and execution and delivery of the Loan Documents and (iii) current good standing certificates for the State of Ohio as to Borrower and Oliveye Office and their respective general partners.

                  (m) Licenses, Permits, Etc.. Borrower shall have provided to Lender copies of all certificates of occupancy, or completion, liquor licenses, assembly permits, any building permits required with regard to the construction contemplated pursuant to the Improvements Escrow Agreement, and of any and all other requisite certificates or permits which are necessary for the operation of a hotel or any of the other businesses being conducted on the Mortgaged Property by Borrower.

                  Lender shall not be deemed to have waived the satisfaction of any of the foregoing conditions by reason of the fact that it does not require satisfaction of any such condition prior to closing.

                  3.       Payment   of  Debt;   Incorporation   of   Covenants,
Conditions and Agreements

                  (a) Borrower shall pay the Debt, as that term is defined in the Mortgage, at the time and in the manner provided in the Note, the Mortgage and in this Agreement. Payments made by Borrower to Lender shall be applied by Lender in the following order of priority: (i) first, to required deposits to the escrows established in accordance with the Mortgage for the payment of Taxes and Other Charges and Insurance Premiums; (ii) next, to reimburse Lender for any unpaid costs and expenses incurred by Lender on Borrower's behalf, including any unpaid late fees; (iii) next, to accrued and unpaid Interest on the Loan; and
(iv) last, to the reduction of the principal balance of the Loan; or in such other order and priority as Lender shall determine in its sole discretion.

                  (b) All the covenants, conditions and agreements contained in the Note, the Mortgage and the other Loan Documents are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein.

                  4.       Loan Fee

                  Lender acknowledges its prior receipt of $50,000 from Borrower representing a portion of the total loan origination fee (the "Loan Fee") payable by Borrower in the amount of $113,750.00 (i.e., 1.75% of the principal amount of the Loan). The remaining $63,750.00 of such loan fee shall be paid by Borrower to Lender on the date hereof.

                  5.       Use of Loan Proceeds

                  Borrower shall use the proceeds from the Loan in accordance with Schedule 2 attached hereto, which shall be subject to Lender's prior approval thereof, in its sole and absolute discretion, which shall provide for use of the Loan proceeds substantially as follows: (i) to repay existing mortgage debt owing to Nations Credit and General Innkeeping Acceptance Corporation of approximately $3,800,000, (ii) to pay Borrower's existing accounts payable of approximately $500,000, provided Borrower has provided to

Lender prior to its disbursement of this amount of the loan proceeds for this purpose evidence satisfactory to Lender, in its sole and absolute discretion, of the existence and amounts of such unpaid accounts payable totalling the amount being requested to be paid with this portion of the loan proceeds and with the written certificate of Borrower's general partner's President certifying as of such time that the payment of such accounts payable with the loan proceeds will satisfy all existing accounts payable of Borrower which are more than thirty
(30) days old as of the date of such disbursement, (iii) to repay in full the related existing Banker's Trust line of credit of approximately $500,000, provided Borrower has provided to Lender prior to its disbursement of this portion of the loan proceeds for this purpose written evidence satisfactory to Lender, in its sole and absolute discretion that substantially all of the funds advanced on this Banker's Trust line of credit were expended for the benefit of the Mortgaged Property, (iv) to pay transactions costs relating to the structuring, negotiating and effecting the Loan in the amount of approximately $200,000, (v) to fund the Improvements Escrow in the amount of $1,000,000 and
(vi) to fund the Note Payment Reserve in the amount of $500,000. On or before the Closing Date, Borrower shall provide detailed information to Lender as to the application of the loan proceeds consistent with the foregoing to be set forth on Schedule 2 hereto.

                  6.       Improvements Escrow

                  Borrower shall deposit with Lender from proceeds of the Loan the sum of $1,000,000, for which Lender has established an interest bearing escrow account in Lender's name at a federally insured institution (the "Improvements Escrow") to be maintained and disbursed in accordance with the Improvements Escrow Agreement. On or before the Closing Date, Borrower shall provide to Lender a detailed budget of the expenditures to be paid for the construction and rehabilitation of portions of the Mortgaged Property pursuant to the Improvements Escrow Agreement. Borrower hereby pledges to Lender, and grants to Lender a security interest in, any and all monies now or hereafter deposited in the Improvements Escrow as additional security for the payment of the Debt. All earnings or interest on the Improvements Escrow shall be and become part of such Improvements Escrow and shall be disbursed as provided in the Improvements Agreement.

                  7.       Note Payment Reserve

                  Borrower shall deposit with Lender from proceeds of the Loan the sum of $500,000, for which Lender has established an interest bearing escrow account in Lender's name at a federally insured institution (the "Note Payment Reserve") to be maintained and disbursed in accordance with the Note Payment Reserve Agreement. Borrower hereby pledges to Lender, and grants to Lender a security interest in, any and all monies now or hereafter deposited in the Note Payment Reserve as additional security for the payment of the Debt. All earnings or interest on the Note Payment Reserve shall be and become part of such Note Payment Reserve and shall be disbursed as provided in the Note Payment Reserve Agreement.

                  8.       Prepayment of Debt Relating to an Environmental Claim

                  Notwithstanding any provision in the Note to the contrary, provided that no other Event of Default exists, in the event that Lender provides written notice (an "Indemnification Notice") to Borrower that Lender believes it has reason to invoke Lender's indemnification rights under the Environmental Agreement, then Borrower shall have the privilege of prepaying the

Debt in full (but not in part) without payment of the Prepayment Consideration (as defined in the Note) on the first day of any month occurring within 120 days of Borrower's receipt of the applicable Indemnification Notice, provided further that Borrower provides Lender with not less than 30 days prior written notice of its intention to so prepay the Debt.

                  9. Representations Concerning Borrower, the Loan and the Mortgaged Property

                  Borrower represents, warrants and covenants as follows:

                  (a) This Agreement, the Note, the Mortgage and the other Loan Documents are the legal, valid, binding and effective obligations of Borrower and (with respect to the Environmental Agreement only) each Indemnitor, fully enforceable in accordance with their respective terms and are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of this Agreement, the Note, the Mortgage and the other Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

                  (b) All certifications, permits, licenses and approvals required for the legal use, occupancy and operation of the Mortgaged Property as a hotel including, without limitation, any applicable liquor license, certificate of completion and occupancy permit, have been obtained and are in full force and effect. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending or, to the best of Borrower's knowledge, threatened for the total or partial condemnation of, or affecting, the Mortgaged Property.

                  (c) All of the Improvements which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Premises encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property. Except as shown on the Survey, the Mortgaged Property is contiguous to and has access to a physically and legally open all-weather public street, has all necessary permits and approvals for ingress and egress, is adequately serviced by public water, sewer systems and utilities and is on one or more separate tax parcels, all of which are separate and apart from any other property owned by Borrower or any other person. Except as shown on the Survey, the Mortgaged Property has all necessary access by public roads or easements which in each case are not terminable and are not subordinate to any mortgage other than the Mortgage. Borrower and the Mortgaged Property are in full and complete compliance with all applicable laws, statutes, ordinances, rules, regulations and orders of any governmental entity, including without limitation, building codes, zoning, environmental, handicapped-access and subdivision laws and ordinances, except those violations which do not affect the value, operation and/or the marketability of the Mortgaged Property.

                  (d) The Mortgaged Property is not subject to any leases, licenses or other use or occupancy agreements other than the Leases described in the rent roll delivered to Lender in connection with this Agreement. No person has any possessory interest in the Mortgaged Property or right to occupy any portion thereof except under and pursuant to the provisions of the Leases or transient hotel guests in the ordinary course of Borrower's business.

                  (e) The survey of the Mortgaged Property delivered to Lender in connection with this Agreement has been performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which the Mortgaged Property is situated, and, to Borrower's knowledge, after due inquiry, does not fail to reflect any material matter affecting the Mortgaged Property or the title thereto.

                  (f) The financial statements heretofore furnished to Lender are, as of the date specified therein, complete and correct in all material respects and fairly present the financial condition of Borrower and each Indemnitor, and are prepared in accordance with the Uniform System of Accounts for hotel and motel properties as approved by the American Hotel and Motel Association (as in effect from time to time, the "Uniform System of Accounts") applied on a consistent basis. Borrower and each Indemnitor does not have on the date hereof any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments which in each case are known to Borrower and which are reasonably likely to result in a material adverse effect on the Mortgaged Property or the operation thereof as a hotel or the financial condition of Borrower or any Indemnitor, except as referred to or reflected or provided for in the financial statements heretofore furnished to Lender or as otherwise disclosed to Lender herein. Since the last date of such financial statements, there has been no material adverse change in the financial condition, operations or business of Borrower or any Indemnitor from that set forth in such financial statements as of the dates thereof.

                  (g) Except as previously described in writing to Lender, there is no litigation action, proceeding or investigation pending or, so far as Borrower knows, threatened (or any basis therefor) to include, without limitation, any proceeding for condemnation of any portion of the Mortgaged Property, against Borrower or any Indemnitor or which affects the Mortgaged Property or any part thereof or which might result in any material adverse change in the condition (financial or otherwise) or business of Borrower or any Indemnitor.

                  (h) The Franchise Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

                  (i) The Management Agreement is and will be kept in full force and effect at all times during the term of the Loan and there is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

                  (j) Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of the Mortgage, nor the exercise of any remedies by Lender, will adversely affect (i) Borrower's rights under the Franchise Agreement, the Management Agreement, or the Condominium Documents or (ii) the licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the Mortgaged Property as a hotel.

                  (k) The current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions which with the passage of time and/or notice would constitute defaults thereunder.

                  (l) The Condominium Documents are in full force and effect and there are no defaults thereunder by any person bound thereby and there are no conditions which with the passing of time and/or notice would constitute a default thereunder.

                  (m) Borrower, each Indemnitor and each general partner of Borrower and Indemnitor has filed all federal, state and local tax returns and other reports which they are required by law to file, have paid all taxes, assessments and similar charges that are due and payable, and have withheld all employee and similar taxes which they are required by law to withhold.

                  10.      Single Purpose Entity; Authorization

                  Borrower represents and warrants, and covenants for so long as any obligations secured by the Mortgage remain outstanding, as follows:

                  (a) Borrower does not and shall not own any asset or property other than: (i) the Mortgaged Property; and (ii) incidental personal property necessary for the ownership or operation of the Mortgaged Property.

                  (b) Borrower does not and shall not engage in any business other than the ownership, management and operation of the Mortgaged Property, and Borrower will conduct and operate its business in all material respects as presently conducted and operated.

                  (c) Borrower shall not enter into any contract or agreement with any Indemnitor or an affiliate, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length third-party basis.

                  (d) Borrower has not incurred and shall not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than: (i) the Debt; and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are customary and reasonable under the circumstances. Except with Lender's prior written approval in each instance, no indebtedness other than the Debt is or shall be secured by the Mortgaged Property. Lender's approval shall be granted or withheld at Lender's sole discretion. Notwithstanding the foregoing, provided Borrower has entered into a New Management Agreement with a New Manager within one hundred twenty (120) days after the date of this Agreement in fulfillment of Borrower's covenant to do so set forth in Section 13(b), below, and provided no Event of Default shall be in existence hereunder, Borrower shall be entitled to obtain a Second Mortgage Loan from the New Manager or its Affiliate, to be secured by Second Mortgage Loan Security Documents, including the granting of a second mortgage lien on the Mortgaged Property to be expressly subordinate to the Mortgage in order to secure the repayment of such Second Mortgage Loan which shall not exceed the maximum, principal amount of $2,050,000.00 (as additional collateral for the repayment of such Second Mortgage Loan to the New Manager or its Affiliate), provided, however, that, in all events, the total debt of Borrower, inclusive of the Debt and such Second Mortgage Loan, shall not at any time exceed a Loan-to-Value Ratio of 0.6:1.0. Any such Second Mortgage Loan to be obtained by Borrower pursuant to the foregoing provisions of this Agreement shall be expressly subject to and conditioned upon the following: (x) Lender shall have given Borrower its prior written approval of the terms and conditions of such proposed Second Mortgage Loan, which approval shall not be unreasonably withheld, conditioned or denied by Lender; (y) Borrower shall be required to obtain and provide to Lender a subordination and standstill agreement executed by the Lender which is making such Second Mortgage Loan pursuant to this subsection, which shall be in form and substance satisfactory to Lender in its sole and absolute discretion, and (z) all of the documents to be executed by Borrower to evidence and in conjunction with such Second Mortgage Loan shall be in form and substance satisfactory to Lender in its sole and absolute discretion.

                  (e) Borrower has not made and shall not make any loans or advances to any third party (including any Affiliate), except in de minimus amounts in the ordinary course of business and of the character of trade or operational expenses.

                  (f) Borrower has done or caused to be done, and shall do or cause to be done, all things necessary to preserve its existence, and Borrower will not, nor will Borrower permit any Affiliate, to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust or other organizational documents, as the case may be, in a manner which would adversely affect the Borrower's existence as a single purpose entity.

                  (g) Borrower shall maintain books and records and bank accounts separate from those of its Affiliates, and Borrower will file or cause to be filed separate tax returns. Borrower shall not change the principal place of its business without providing Lender with at least 30 days prior written notice of such change to Lender.

                  (h) Borrower is and shall be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate).

                  (i)  Neither  Borrower,   any  Indemnitor  nor  any  of  their
respective Affiliates shall cause or seek the dissolution or winding up, in whole or in part, of Borrower.

                  (j) Borrower shall not commingle its funds and other assets with those of any Affiliate or any other person.

                  (k) Borrower shall not file or consent to the filing of any petition to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

                  (l) Borrower does not and shall not hold itself out to be responsible for the debts or obligations of any other person.

                  11.      Controlling Agreement; Usury Savings Clause

                  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the

Debt, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Debt (or, if the Note and all other Debt have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

                  12.      Books and Records

                  Borrower, or the property manager of Borrower's Mortgaged Property on Borrower's behalf, shall maintain full and accurate books of accounts and other records reflecting the operations of the Mortgaged Property. Borrower shall furnish, or cause to be furnished to Lender, within 15 days of the end of each calendar month, the following items, each certified by a senior financial officer of Borrower as true, correct and complete as of the end of and for such period (subject to normal year-end adjustments), and as having been prepared in accordance with the Uniform System of Accounts: (a) a written occupancy statement dated as of the last day of the most recently ended calendar month identifying the room occupancy for each day of the preceding month and the average daily room rate of the hotel operated on the Mortgaged Property for that month; (b) monthly and year to date operating statements detailing outstanding accounts receivable and accounts payable, the total revenues received and total expenses incurred in connection with the ownership and operation of the Mortgaged Property, including a comparison of the budgeted income and expenses and the actual income and expenses for such month and the year to date (which operating information shall include the hotel located thereon); and (c) a written statement dated as of the last day of the most recently ended month showing the percentage of hotel or motel rooms rented and occupied during such month and the average daily room rate charged during such month. Borrower, or the property manager of Borrower's Mortgaged Property on Borrower's behalf, will provide a detailed explanation of any variances of ten (10%) percent or more (or any other material variances) between budgeted and actual amounts for such periods. Borrower shall furnish, within 90 days following the end of each calendar year, an audited statement of the financial affairs and condition of the Mortgaged Property, including a statement of profit and loss and a balance sheet for the Mortgaged Property (and the Borrower) for the immediately preceding fiscal year, prepared by an independent certified public accountant reasonably acceptable to Lender in accordance with generally accepted accounting principles. Borrower shall deliver to Lender on or before December 1 of each calendar year an itemized operating budget, capital expenditure and capital reserve budget for the Mortgaged Property and a management plan for the Mortgaged Property for the next succeeding calendar year in such detail as Lender may reasonably request. Borrower shall promptly after receipt deliver to

Lender copies of all quality inspection reports or similar reports or inspection results that are delivered to it by the Franchisor. At any time and from time to time Borrower shall deliver to Lender or its agents such other financial data as Lender or its agents shall reasonably request with respect to Borrower and the ownership, maintenance, use and operation of the Mortgaged Property. All information required to be furnished to Lender pursuant to this Section shall be on forms reasonably approved by Lender. Lender at any time and from time to time (but not more than once in any given 12 month period) shall have the right to cause to be performed an audit by a firm of independent certified public accounts retained by Lender of the books of accounts, records, financial statements and other financial information relating to Borrower and the ownership and operation of the Mortgaged Property. Borrower shall pay Lender's out-of-pocket costs for any such audit, which costs shall be payable by Borrower to Lender upon demand.

                  13.      Management of the Hotel

                  Borrower further specifically covenants and agrees with Lender as follows:

                  (a) Borrower shall cause the hotel located on the Mortgaged Property to be operated pursuant to the Franchise Agreement and the Management Agreement.

                  (b) Borrower expressly covenants and agrees that it shall make and enter into a New Management Agreement with a New Manager (other than Cincinnati Innkeepers or any of its Affiliates) for the operation of the hotel located on the Mortgaged Property within one hundred twenty (120) days after the date of this Agreement and will terminate and cancel the Existing Management Agreement. Borrower agrees that the New Management Agreement must be in form and substance satisfactory to Lender, in its sole and absolute discretion, and made and entered into by Borrower with a New Manager to which Lender has given its prior, written approval, in its sole and absolute discretion. Borrower further covenants and agrees as an express condition to and requirement of Borrower entering into a New Management Agreement with a New Manager that Borrower shall obtain from the New Manager and provide to Lender on or before the date the New Management Agreement is entered into, a Consent and Recognition Agreement in substantially the same substance and form as the Consent and Recognition Agreement being made, executed and delivered by Cincinnati Innkeepers this same date with regard to the Existing Management Agreement, with any changes therein to be subject to the prior written approval of Lender, in its sole and absolute discretion, duly executed by New Manager and Borrower with respect to the New Management Agreement. Borrower acknowledges and agrees that this covenant is a material and substantial term of this Agreement and that the making of this covenant was a material and significant inducement to Lender for the making the Loan to Borrower. Accordingly, Borrower specifically agrees that its breach or failure to timely perform the covenant set forth in this Section 13(b) shall be deemed to be a material breach of this Agreement and shall entitle Lender to declare a default hereunder at such time without any further notice or opportunity to cure being given to Borrower pursuant to the provisions of
Section 18 of this Agreement below.

                  (c)      Borrower shall:

                           (i) pay all sums required to be paid by Borrower under the Franchise Agreement and the Management Agreement and promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Franchise Agreement and the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

                           (ii) promptly notify Lender of any default under the Franchise Agreement or the Management Agreement of which it is aware and provide Lender with copies of any notices delivered in connection therewith;

                           (iii) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate produced by it or received by it under the Franchise Agreement or the Management Agreement;

                           (iv) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the franchisor under the Franchise Agreement and the manager under the Management Agreement;

                           (v) assign to Lender any right it may have to modify the Franchise Agreement or the Management Agreement.

                           (vi) grant Lender the right, but Lender shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Franchise Agreement on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Franchise Agreement shall be kept unimpaired and free from default;

                           (vii) use its reasonable efforts to obtain, from time to time, from the franchisor under the Franchise Agreement such certificates of estoppel with respect to compliance by Borrower with the terms of the Franchise Agreement as may be requested by Lender; and

                           (viii) exercise each individual option, if any, to extend or renew the term of the Franchise Agreement upon demand by Lender made at any time within one year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

                  (d) Borrower shall not, without Lender's prior written consent: (i) surrender, terminate or cancel the Franchise Agreement or the Management Agreement; (ii) reduce or consent to the reduction of the term of the Franchise Agreement or the Management Agreement or any Second Mortgage Loan;
(iii) increase or consent to the increase of the amount of any charges under the Franchise Agreement or the Management Agreement or in any Second Mortgage Security Documents; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under the Franchise Agreement or the Management Agreement or any Second Mortgage Security Documents in any material respect; or (v) operate the Mortgaged Property under the name of any hotel chain or system other than the Crowne Plaza.

                  (e)  Borrower  shall  not,   without  Lender's  prior  written
consent, enter into transactions with any Affiliate including, without limitation, any arrangement providing for the management of the hotel on the Mortgaged Property, the rendering or receipt of services or the purchase or sale of inventory, except any such transaction in the ordinary course of business of Borrower if the monetary or business consideration arising therefrom would be substantially as advantageous to Borrower as the monetary or business consideration which would obtain in a comparable transaction with a person not an Affiliate.

                  (f) Borrower irrevocably authorizes and directs Franchisor to deliver to Lender: (i) all operating information concerning the Mortgaged Property submitted by Borrower to Franchisor; (ii) the written results of all quality assurance inspections of the Property performed by Franchisor's Quality Assurance Directors; and (iii) such other information that Lender or Lender's agents may reasonably request, from time to time, including any information in the possession of Franchisor relating to Borrower not included in the reports referred to above.

                  14.      Debt Service Coverage Ratio

                  Borrower covenants and warrants that, throughout the term of the Loan, Borrower shall maintain a Debt Service Coverage Ratio equal to not less than 1.2, to be determined as of the first anniversary of the date of the Note based upon the immediately preceding six (6) month period of operations of the Mortgaged Property and to be redetermined at the end of each successive six
(6) month period occurring thereafter based upon the then immediately preceding six (6) months of operation. In addition to the financial information to be provided by Borrower under Section 12 hereof, Borrower will furnish, or cause to be furnished to Lender, within 30 days following each six (6) month period for which Debt Service Coverage Ratio is to be determined thereunder, Borrower's calculation of Debt Service Coverage Ratio for such period, which shall be certified by a senior financial officer of Borrower as true, correct and complete and be accompanied by such supporting financial information as Lender may request.

                  15.      Performance of Other Agreements

                  Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property, including, without limitation, the Condominium Documents and any Second Mortgage Security Documents.

                  16.      Reporting Requirements

                  Borrower shall give prompt notice to Lender of the death, insolvency or bankruptcy filing of Borrower, any Indemnitor or any general partner thereof.

                  17.      Lender's Right to Inspect

                  Borrower shall, at all reasonable times and as often as Lender may request, permit any officers, employees and authorized representatives of Lender to visit and inspect the Mortgaged Property, to inspect any construction or improvements being carried out thereon, to examine and make copies of, or take extracts from, Borrower's books of account, records and other papers relating to the Mortgaged Property or any part thereof, and to discuss Borrower's business and financial affairs with, and be advised as to the same by, appropriate representatives having the most complete or direct knowledge of such matters, so long as Lender's inspections, visits and inquiries do not unreasonably interfere with Borrower's operation of Borrower's business on the

Mortgaged Property. Borrower shall pay Lender's out-of-pocket costs for such inspection. The reimbursement of said costs for each such inspection shall be due and payable upon demand. Any such inspections and/or examinations are for the sole benefit of Lender and neither Borrower or any Indemnitor shall be entitled to rely thereon.

                  18.      Events of Default

                  The term "Event of Default" as used herein shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

                  (a) if any  portion of the Debt is not paid prior to the fifth
(5th) day after the date such payment is due or if the entire Debt is not paid on or before the Maturity Date;

                  (b) subject to Borrower's right to contest as provided in the Mortgage, if any of the Taxes or Other Charges are not paid when due and payable;

                  (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

                  (d)  if  there  occurs  any  sale,  conveyance,   declaration,
mortgage, encumbrance, pledge or transfer in a manner inconsistent with the terms of Section 1.15 of the Mortgage;

                  (e) if any representation or warranty of Borrower, or of any Indemnitor, made herein, in any Loan Document, any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

                  (f) if Borrower, any general partner of Borrower or any Indemnitor shall make an assignment for the benefit of creditors, or if Borrower, any general partner of Borrower or any Indemnitor shall generally not be paying its debts as they become due;

                  (g) if a receiver, liquidator or trustee of Borrower, any general partner of Borrower or any Indemnitor shall be appointed, or if Borrower, any general partner of Borrower or any Indemnitor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, any general partner of Borrower or any Indemnitor or if any proceeding for the dissolution or liquidation of Borrower,any general partner of Borrower or of any Indemnitor shall be instituted; provided, however, that such appointment, adjudication, petition or proceeding, if involuntary and not consented to by Borrower, any general partner of Borrower or such Indemnitor, shall constitute an Event of Default only if not being discharged, stayed or dismissed within 60 days;

                  (h) if Borrower shall be in default under any other mortgage or security agreement covering any part of the Mortgaged Property, whether it be superior or junior in lien to the Mortgage;

                  (i) subject to Borrower's right to contest as provided in the Mortgage, if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien except a lien for local real estate taxes and assessments not then due and payable;

                  (j) if Borrower fails to cure promptly any violations of laws or ordinances which affect the value, operation or marketability of the Mortgaged Property;

                  (k) except as expressly permitted in the Mortgage and the other Loan Documents, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior written consent of Lender;

                  (l) if there shall occur any damage to the Mortgaged Property in any manner which is not covered by insurance solely as a result of Borrower's failure to maintain insurance required in accordance with the Mortgage;

                  (m) if Borrower fails to maintain the Debt Service Coverage Ratio in the amount required under Section 14 hereof;

                  (n) if without Lender's prior written consent, there is any amendment or modification to or termination of the Management Agreement (or any succeeding management agreement);

                  (o) if without Lender's prior written consent, there is any amendment or modification to or termination of the Franchise Agreement (or any succeeding franchise agreement);

                  (p) if without Lender's prior written consent, there is any amendment or modification to or termination of, or default or acceleration under any Second Mortgage Security Documents;

                  (q) if a default has occurred and continues beyond any applicable cure period under the Management Agreement, whether under any Existing Management Agreement or under any New Management Agreement;

                  (r) if a default has occurred and continues beyond any applicable cure period under the Franchise Agreement;

                  (s) if a default has occurred and continues beyond any applicable cure period under any Second Mortgage Security
Documents;

                  (t) if without Lender's prior written consent, there is any amendment or modification to or termination of any of the Condominium Documents or a default by Borrower has occurred thereunder and continues beyond any applicable cure period set forth therein;

                  (u) if Borrower fails to timely perform its covenant to obtain a New Manager to operate the hotel on the Mortgaged Property under a New Management Agreement within one hundred twenty (120) days after the date of this Agreement in breach or default of its obligation to do so set forth in Section 13(b) above;

                  (v) if Borrower ceases to operate a hotel on the Mortgaged Property or terminates such business for any reason whatsoever (other than temporary cessation in connection with any renovations to the Mortgaged Property or restoration of the Mortgaged Property after casualty or condemnation);

                  (w) if Borrower terminates or cancels the Franchise Agreement or operates the Mortgaged Property under the name of any hotel chain or system other than the Crowne Plaza, without Lender's prior written consent; or

                  (x) if for more than 30 days after receipt of notice from Lender, Borrower shall continue to be in default under or in breach of any term, covenant, or condition of this Agreement, the Note, the Security Agreement, the Mortgage, the Environmental Agreement or any of the other Loan Documents other than as specified in any of subsections (a) through (w) of this Section; provided, however, that if the cure of any such default cannot reasonably be effected within such 30 day period and Borrower shall have promptly and diligently commenced to cure such default within such 30 day period, then the period to cure shall be deemed extended for up to an additional 30 days from Lender's default notice so long as Borrower diligently and continuously proceeds to cure such default to Lender's satisfaction.

                  19.      Remedies

                  Upon the occurrence of any Event of Default, Lender may take any and all such actions set forth in the Mortgage and any of the other Loan Documents or which are otherwise available to Lender at law or in equity.

                  20.      Late Payment Charge; Default Rate of Interest

                  Subject to the express provisions of the Note Payment Reserve Agreement, if any portion of the Debt is not paid prior to the fifth (5th) day after the date such payment is due or if the entire Debt is not paid on or before the Maturity Date, Borrower shall pay to Lender upon demand an amount equal to five (5%) percent of such overdue portion of the Debt, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by the Mortgage and the other Loan Documents. Without limitation of any of the foregoing and any other remedies available to Lender, upon the occurrence of any Event of Default, Lender shall also be entitled to receive from Borrower interest on any Debt then due equal to the Default Rate as defined in the Note.

                  21.      ERISA

                  (a) Borrower covenants and agrees that it shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, the Mortgage, this Agreement and the other Loan Documents) to be a nonexempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended ("ERISA").

                  (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Agreement, as requested by Lender in its sole discretion, that: (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (A)  Equity   interests  in  Borrower  are  publicly   offered
         securities, within the meaning of 29 C.F.R. ss. 2510.3- 101(b)(2);

                  (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. ss. 2510.3- 101(f)(2); or

                  (C) Borrower  qualifies as an  "operating  company" or a "real estate operating company" within the meaning of 29 C.F.R ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

                  22.      Notice

                  Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed given on the next business day if sent by Federal Express or other reputable overnight courier and designated for next business day delivery, or on the third day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address or additional party as Borrower or Lender, as the case may be, shall in like manner designate in writing.

                  23.      Authority; Non-Foreign Person

                  Borrower represents and warrants that: (a) it has full power, authority and right to execute, deliver and perform its obligations pursuant to this Agreement, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms of the Mortgage and to keep and observe all of the terms of this Agreement and the other Loan Documents on Borrower's part to be performed; and (b) Borrower is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

                  24.      Waiver of Notice

                  Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

                  25.      Remedies of Borrower

                  In the event that a claim or adjudication is made that Lender has acted unreasonably or has unreasonably delayed acting in any case where by law or under the Note, the Mortgage, this Agreement, the Environmental Agreement or the other Loan Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

                  26.      Sole Discretion of Lender

                  Wherever pursuant to this Agreement Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  27.      Non-Waiver

                  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Agreement. Borrower shall not be relieved of Borrower's obligations hereunder by reason of:
(a) the failure of Lender to comply with any request of Borrower or any Indemnitor to take any action to foreclose the Mortgage or otherwise to enforce any of the provisions hereof or of the Note, the Environmental Agreement or the other Loan Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Mortgage, this Agreement, the Environmental Agreement or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclosure of the Mortgage. The rights and remedies of Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  28.      No Oral Change

                  This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  29.      Liability

                  If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. Subject to the provisions hereof requiring Lender's consent to any transfer of the Mortgaged Property, this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  30.      Severability

                  If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law: (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  31.      Section Headings

                  The headings and captions of the various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  32.      Counterparts

                  This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

                  33.      Certain Definitions

                  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein", the word "Lender" shall mean "Lender and any subsequent holder of the Note", the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority and any other entity, and the words "attorneys' fees" shall include any and all attorneys' fees, paralegal and law clerk fees including, without limitation, fees at the pretrial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Mortgaged Property and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  34.      Assignment

                  Lender shall have the right to assign or transfer its rights under this Agreement and the other Loan Documents without limitation. Borrower shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender.

                  35.      Successors and Assigns

                  This Agreement shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of and may be enforced by Lender and its successors, transferees and assigns.

                  36.      Expenses

                  Borrower shall pay to Lender and save Lender harmless from all liability for the payment of: (a) all filing and recording fees and taxes (other than Lender's income taxes) payable to any taxing authority (including without limitation any interest and penalties in respect thereof) determined to be payable in connection with any of the transactions contemplated by this
Agreement; (b) all costs (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the defense of any litigation or other legal proceedings instituted by third parties relating to the Mortgaged Property; and (c) all other out-of-pocket expenses (including without limitation fees, disbursements and expenses of the Title Company, Title Agent and Lender's counsel) incurred by Lender in connection with the preparation and execution of this Agreement and all other documents related to the Loan, the administration of the Loan, any extension, renewal or modification of the Loan, the making of any inspection of the Mortgaged Property and/or the enforcement of Lender's rights and remedies hereunder.

                  37.      SUBMISSION TO JURISDICTION

                  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY OHIO STATE OR FEDERAL COURT SITTING IN HAMILTON COUNTY OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. LENDER MAY, AT ITS SOLE DISCRETION, ELECT THE STATE OF OHIO, HAMILTON COUNTY, OR THE UNITED STATES OF AMERICA, FEDERAL DISTRICT COURT HAVING JURISDICTION OVER HAMILTON COUNTY, AS THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE AS BEING AN INCONVENIENT FORUM.

                  38.      Service of Process

                  To the extent permitted by applicable law, process in any suit, action or proceeding of the nature referred to in Section 37 hereof may be served by registered or certified mail, postage prepaid, to Borrower at the address set forth above or to such other address of which Borrower shall have given Lender written notice. Nothing in this Section shall affect the Lender's right to serve process in any manner permitted by law, or limit Lender's right to bring proceedings against Borrower in the courts of any other jurisdiction.

                  39.      WAIVER OF JURY TRIAL

                  BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                  40.      CHOICE OF LAW

                  THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH JURISDICTION.

                  IN WITNESS WHEREOF, Borrower and Lender have executed this Loan Agreement as of the day and year first above written.

BORROWER:                            OLIVEYE HOTEL LIMITED PARTNERSHIP

                                     By:      OLIVEYE HOTEL CORPORATION



                                              By:
                                                 Emanuel Organek, President




LENDER:                              RESOURCES PENSION SHARES 5, L.P.

                                     By:      RESOURCES CAPITAL CORP.



                                              By:
                                              Printed Name:
                                              Title: